               Consent of Ernst & Young LLP, Independent Auditors


We consent to the references to our firm under the captions "Financial Highlights" in the Prospectuses and "Financial Statements" in the Statement of Additional Information and to the incorporation by reference in this Post-Effective Amendment No. 61 to the Registration Statement (Form N-1A) (No. 2-28871) of Delaware Group Equity Funds III of our reports dated August 4, 2000, included in the 2000 Annual Reports to shareholders.



/s/ Ernst & Young LLP
--------------------------------
Ernst & Young LLP

Philadelphia, Pennsylvania
August 25, 2000

                         Report of Independent Auditors



To the Shareholders and Board of Directors
Delaware Group Equity Funds III  - Delaware Trend Fund

We have audited the accompanying statement of net assets of Delaware Trend Fund (the "Fund") as of June 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Trend Fund at June 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
--------------------------------
Ernst & Young LLP

Philadelphia, Pennsylvania
August 4, 2000

                         Report of Independent Auditors



To the Shareholders and Board of Trustees
Delaware Group Equity Funds III  - Technology and Innovation Fund

We have audited the accompanying statement of net assets of Delaware Technology and Innovation Fund (the "Fund") as of June 30, 2000, and the related statement of operations, statement of changes in net assets, and financial highlights for the period December 29, 1999 (commencement of operations) through June 30, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Technology and Innovation Fund at June 30, 2000, and the results of its operations, the changes in its net assets and its financial highlights for the period December 29, 1999 (commencement of operations) through June 30, 2000, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
--------------------------------
Ernst & Young LLP

Philadelphia, Pennsylvania
August 4, 2000

                         Report of Independent Auditors



To the Shareholders and Board of Trustees
Delaware Group Equity Funds III

We have audited the accompanying statements of net assets of Delaware Group Equity Funds III (Delaware American Services Fund, Delaware Large Cap Fund, and Delaware Research Fund) (the "Funds") as of June 30, 2000, and the related statements of operations, statements of changes in net assets, and financial highlights for the period December 29, 1999 (commencement of operations) through June 30, 2000. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed funds of Delaware Group Equity Funds III at June 30, 2000, and the results of their operations, the changes in their net assets, and their financial highlights for the period December 29, 1999 (commencement of operations) through June 30, 2000, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
--------------------------------
Ernst & Young LLP

Philadelphia, Pennsylvania
August 4, 2000